Exhibit 10.16

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement ( this “Second Amendment”), dated as of September 20, 2024 (the “Second Amendment Effective Date”) is entered into by and among FORGE NANO, INC., a Delaware corporation (“Borrower”), each of the undersigned Lenders party to the Credit Agreement ( as defined below), and OIC INVESTMENT AGENT, LLC, as administrative agent and collateral gent (the “Agent”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of May 5, 2023, among Borrower, the Lenders from time to time party thereto, and the Agent (and as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has notified the Agent and the Lenders that Borrower intends to enter into an Unsecured Subordinated Convertible Note Purchase Agreement, in the form attached hereto as Exhibit A (the “Note Purchase Agreement”), pursuant to which Borrower may sell and issue, and certain investors (each, a “Subordinated Creditor” and collectively, the “Subordinated Creditors”) may purchase, unsecured convertible promissory notes with an aggregate principal amount of up to $40,000,000, in the form attached hereto as Exhibit B (the “Convertible Notes” and, the transactions contemplated by the Note Purchase Agreement and Convertible Notes, the “Transaction”);

WHEREAS, the Transaction (i) is not be permitted by the limitation on indebtedness under Section 6.02 of the Credit Agreement and (ii) will give rise to the obligation under Section 2.05(b)(iv) of the Credit Agreement to offer to prepay the Loan with an amount equal to 1 00% of the proceeds from the Transaction;

WHEREAS, Borrower hereby requests that the Agent and the Lenders constituting the Required Lenders amend the Credit Agreement to permit the Transaction; and WHEREAS, the Agent and the undersigned Lenders, which constitute the Required Lenders, have agreed to amend the Credit Agreement as set forth in this Second Amendment, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1.Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2.Amendment to Credit Agreement. Subject to the terms and conditions herein, including the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereby amend the Credit Agreement as follows:

2.1.The following new definitions of “Convertible Note Subordination Agreement”, “First Amendment”, “Second Amendment”, “Second Amendment Effective Date” “Unsecured Subordinated Convertible Note{s}”, and “Unsecured Subordinated Convertible Note Purchase Agreement” are hereby added to Section 1.01 (Defined Terms) of the Credit Agreement as of, from and subsequent to the Second Amendment Effective Date, in appropriate alphabetical order, which definitions shall read as follows:

“Convertible Note Subordination Agreement” shall mean that certain Subordination Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, the Agent, and the Subordinated Creditors (as defined therein), in the form attached as Exhibit C to the Second Amendment.”

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of May 26, 2023, by and among Borrower, the Agent, and the Lenders party thereto.”

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among Borrower, the Agent, and the Lenders party thereto.”

“Second Amendment Effective Date” shall mean September 20, 2024.”

“Unsecured Subordinated Convertible Note(s)” shall mean those certain Unsecured Subordinated Convertible Note(s) issued by Borrower on or after the Second Amendment Effective Date with an aggregate principal amount not to exceed $40,000,000, pursuant to the terms of the Unsecured Subordinated Convertible Note Purchase Agreement, in the form attached as Exhibit B to the Second Amendment.”

“Unsecured Subordinated Convertible Note Purchase Agreement” shall mean that certain Unsecured Subordinated Convertible Promissory Note Purchase Agreement, dated as of the Second Amendment Effective Date, by and among Borrower and each of the Purchasers party thereto, in the form attached as Exhibit A to the Second Amendment.”

2.2.Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended as of, from and subsequent to the Second Amendment Effective Date, by amending and restating the definition of “Financing Documents” set forth therein to read in its entirety as follows:

“Financing Documents” means this Agreement, the Agent Reimbursement Letter, the Lender Loan Discount Letter, the Exclusivity Letter, the Security Documents, the Board Observer Rights Agreement, the First Amendment, the Second Amendment, the Convertible Note Subordination Agreement and each certificate, agreement, instrument, waiver, consent or document executed by a Loan Party, identified by its terms as a “Financing Document” and delivered by or on behalf of a Loan Party to Agent or any Lender in connection with or pursuant to any of the foregoing.

2.3.Section 6.02 (Indebtedness) of the Credit Agreement is hereby amended as of, from and subsequent to the Second Amendment Effective Date, by deleting “and” at the end of clause ( q) thereof, by deleting”.” and adding”; and” at the end of clause (r) thereof, and inserting a new clause (s) which shall read in its entirety as follows:

“Indebtedness in the form of the Unsecured Subordinated Convertible Note(s) in an amount not to exceed $40,000,000, provided that all such Indebtedness shall be fully subordinated in priority and payment to the Obligations pursuant to the Convertible Note Subordination Agreement.”

2.4.Article V (Affirmative Covenants) of the Credit Agreement is hereby amended as of, from and subsequent to the Second Amendment Effective Date, by inserting a new Section 5.24 which shall read in its entirety as follows:

“Borrower shall employ reasonable efforts to cause each Subordinated Creditor to observe and perform the agreements and conditions contained in each Convertible Note Subordination Agreement.”

SECTION 3.Conditions Precedent. This Second Amendment shall become effective on the Second Amendment Effective Date when each of the conditions set forth in this Section 3 shall have been satisfied:

3.1.The Agent shall have received an executed counterpart (or counterparts) of this Second Amendment, duly executed and delivered by Borrower and Lenders constituting the Required Lenders.

3.2.The Agent shall have received an executed copy of the Convertible Note Subordination Agreement, duly executed and delivered by Borrower and each Subordinated Creditor, which shall be in full force and effect.

3.3.The Agent shall have received executed copies of the Unsecured Subordinated Convertible Note Purchase Agreement and Unsecured Subordinated Convertible Notes, duly executed and delivered by Borrower and each Subordinated Creditor, which shall be in full force and effect.

3.4.At the time of and immediately after giving effect to this Second Amendment on the Second Amendment Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct

3.5.The Agent and the Lenders shall have received all costs and expenses described in Section 5.1 hereof.

SECTION 4.Representations and Warranties. Borrower hereby represents and warrants as follows:

4.1.As of the date hereof, no Default or Event of Default has occurred and is continuing, and no event has occurred and is continuing which would reasonably be likely to result in the occurrence of a Default or Event of Default immediately following the effectiveness of this Second Amendment;

4.2.The execution, delivery and performance by Borrower of this Second Amendment is within its corporate power and authority and has been duly authorized by all necessary action on the part of, and have been duly and validly executed and delivered by, Borrower;

4.3.At the time of and immediately after giving effect to this Second Amendment, all representations and warranties of Borrower set forth in the Financing Documents are true and correct in all material respects ( except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date, in each case before and after giving effect hereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects ( except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) as of such date);

4.4.This Second Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (b) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

4.5.The execution, delivery and performance by Borrower of this Second Amendment do not and will not (a) violate its certificate of incorporation or its bylaws, (b) violate or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, or other instrument or agreement to which it is a party or by which it is bound or to which any of its Property or assets are subject, except to the extent that any such violation, breach or default could not reasonably be expected to have a Material Adverse Effect, (c) conflict with or result in a breach of, or constitute a default under, any applicable law, except to the extent that any such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect or (d) result in the creation or imposition of any Lien (other than a Permitted Lien) upon its Property or assets, now owned or hereafter acquired.

SECTION 5.Miscellaneous.

5.1.Costs and Expenses. Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of (a) the Lenders incurred in connection with the preparation, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, and (b) the Agents incurred in connection with the preparation, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Agents, with respect thereto).

5.2.Entire Agreement; Effect of Amendment. This Second Amendment, and the terms and provisions hereof, and the documents referenced herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. There are no oral agreements among the parties pertaining to the subject matter hereof. Each of the Credit Agreement and the other Financing Documents (as amended hereby) shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Second Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of the Agent or any Lender under the Credit Agreement or any other Financing Document, in each case, as in effect prior to the date hereof. To the extent that any terms or provisions of this Second Amendment conflict with those of the Credit Agreement or other Financing Documents, the terms and provisions of this Second Amendment shall control. This Second Amendment is a “Financing Document” for all purposes.

5.3.Reaffirmation. Borrower hereby (a) acknowledges and reaffirms its obligations to the Agents and each Lender under the Financing Documents (as amended hereby) to which it is a party, and (b) agrees that each of the Financing Documents ( as amended, modified or waived hereby) to which it is a party shall remain in full force and effect.

5.4.Ratification of Security Interests and Liens. Borrower confirms and agrees that: (a) all security interests and Liens granted to the Collateral Agent pursuant to the Financing Documents continue in full force and effect and (b) all Collateral remains free and clear of any Liens other than Liens in favor of the Collateral Agent and other Permitted Liens. Nothing herein contained is intended to impair the validity, priority and extent of the Collateral Agent’s security interest in and Liens upon the Collateral.

Borrower shall execute and deliver such further documents and take such further action as may be reasonably requested to effectuate the provisions and purposes of this Second Amendment.

5.5.Incorporation by Reference. Sections 10.06 (Counterparts; Integration; Effectiveness), 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; Etc.), 10.11 (Headings), 10.12 (Confidentiality) and 10.18 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference as if fully set forth in this Second Amendment mutatis mutandis.

5.6.Reference to the Credit Agreement. On and after the date of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” and words of like import referring to the Credit Agreement and each reference in the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof’, “therein” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:

FORGE NANO, INC.,

By:	/s/ Paul Lichty
Name:Paul Lichty
Title:CEO

[Signature Page to Second Amendment]

AGENT:

OIC INVESTMENT AGENT, LLC,

By:
Name:
Title:

[Signature Page to Second Amendment]

REQUIRED LENDERS:

OIC GROWTH FUND I, L.P., as Lender

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:
Name:
Title:

OIC GROWTH FUND I PV, L.P., as Lender

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:
Name:
Title:

OIC GROWTH FUND I AUS, L.P., as Lender

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:
Name:
Title:

[Signature Page to Second Amendment]

OIC GROWTH FUND I GPFA, L.P., as
Lender,

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:
Name:
Title:

[Signature Page to Second Amendment]

EXHIBIT A

FORM OF UNSECURED SUBORDINATED CONVERTIBLE NOTE PURCHASE

AGREEMENT

EXHIBIT B

FORM OF UNSECURED SUBORDINATED CONVERTIBLE NOTE

EXHIBIT C

FORM OF CONVERTIBLE NOTE SUBORDINATION AGREEMENT